GLOBAL ENVIRONMENTAL TECHNOLOGIES, INC.

UNANIMOUS WRITTEN CONSENT OF BOARD OF DIRECTORS IN LIEU OF SPECIAL MEETING

The undersigned, being directors of Global Environmental Technologies, Inc., a Wyoming corporation (the "Corporation"), by unanimous consent pursuant to the authority contained in the Wyoming Statutes, in lieu of a special meeting of the Directors, hereby consent to the following resolution and actions as described herein:

ISSUANCE OF FOUNDERS SHARES

WHEREAS, the Directors have identified and acknowledged certain key individuals and companies that have contributed to the development of the Company technologies and other valuable resources prior to incorporating the Company. The Directors feel that such contributions have made an impact in bringing the Company to this point.

WHEREAS, it has been decided by the board to include these individual and companies as Founders of the Company and to issue shares of common stock to each of them proportionate to their contribution which is being done by unanimous written consent in lieu of a special meeting.

NOW, THEREFORE, BE IT

RESOLVED, that the following individuals are hereby appointed shares of common stock in the Company. The issuance of said shares set forth are therefore fully paid and nonassessable in the amount set forth opposite their respective names:

Founders	Shares of Common Stock
Douglas Robinson	237,500
Teddy Lee Hogue	50,000
Brian Blaszczak	100,000
Adam Tracy	100,000
Kathryn Butterfield	287,500
Nancy Hawthorne	137,500
CBI, LLC	2,656,201
Larry A. Duvall	916,666
Steven D. Juhan	100,000
Tyler Meigs	300,000
Marilynn Schmuki	50,000
Paul Warren Hart	300,000
Concord First Investments	300,000

FURTHER RESOLVED, that this Consent shall have the same force and effect as a majority vote cast at a meeting of the board of directors duly called, noticed, convened and held in accordance with the law, the Articles of Incorporation, and the Bylaws of the Corporation.

Dated Effective: 4/22/2020

BOARD OF DIRECTORS:

Kim D. Southworth

TJ Agardy

Chris Ivey

Signed before me this 5 day of November, 2020

Notary Public

John A Flack
Notary Public
Maricopa County, Arizona
My Comm. Expires 08-06-2022
Commission No. 549886

For Kim D. Southworth